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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               DigitalThink, Inc.
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             (Exact name of Registrant as specified in its charter)

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
               Delaware                                        94-3244366
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(State of incorporation or organization                  (IRS Employer I.D. No.)
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               1098 Harrison St., San Francisco, California 94103
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                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-92429

Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, $.001 par value per share
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                                (Title of Class)

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Item 1.      Description of Registrant Securities to be Registered

             Incorporated by reference to pages 52 through 54 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed on December 9, 1999 (the "S-1 Registration Statement").

Item 2.      Exhibits

             The following exhibits are filed as a part of this registration statement:

             1.*         Specimen certificate for Registrant's Common Stock;

             2.** Amended and Restated Certificate of Incorporation, as currently in effect;

             3.*** Certificate of Incorporation, as proposed to be in effect upon completion of Registrant's initial public offering;

             4.****      Bylaws of the Registrant, as currently in effect;

             5.***** Bylaws of the Registrant, as proposed to be in effect upon completion of Registrant's initial public offering;
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*         Incorporated by reference to Exhibit 4.1 to the S-1 Registration
          Statement.

**        Incorporated by reference to Exhibit 3.1(a) to the S-1 Registration
          Statement.

***       Incorporated by reference to Exhibit 3.1(b) to the S-1 Registration
          Statement.

**** Incorporated by reference to Exhibit 4.2(a) to the S-1 Registration Statement.

***** Incorporated by reference to Exhibit 4.2(b) to the S-1 Registration Statement.


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    December 28, 1999             DIGITALTHINK, INC.


                                       By: /s/ Peter J. Goettner
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                                          Peter J. Goettner
                                          President and Chief Executive Officer